UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20RM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): February 4, 2021

NATURAL GAS SERVICES GROUP, INC.
(Exact Name of Registrant as Specified in Charter)

Colorado	1-31398	75-2811855
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
404 Veterans Airpark Lane, Suite 300
Midland, TX 79705
(Address of Principal Executive Offices)
(432) 262-2700
(Registrant's Telephone Number, Including Area Code)
N/A
(Former Name or Former Address if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-14(c)).

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, Par Value $0.01	NGS	NYSE

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On February 4, 2021, the Board of Directors (the “Board”) of Natural Gas Services Group, Inc. (the “Company”) made a corporate governance enhancement to its Bylaws by amending the Bylaws to provide for advance notice provisions in connection with shareholder proposals and nominations to our Board of Directors made by our shareholders. Under Colorado law and our Bylaws, the amendment to the Bylaws does not require shareholder approval. The advance notice provisions (i) will be operative for our annual meeting of shareholders to be held in 2022, and (ii) will be immediately operative with respect to special meetings of the shareholders.

Implementing Advance Notice Provisions

Section 1 of Article II of the Bylaws was amended to add advance notice provisions. Under the new advance notice provisions, any shareholder entitled to vote in the election of directors generally may nominate at a meeting of shareholders one or more persons for election as a director if written notice of such nomination or nominations is given to and received by the Secretary of the Company in accordance with the requirements of the Bylaws, which notification must include but is not limited to:

•the name, age and address of each proposed nominee;

•the principal occupation of each proposed nominee;

•the nominee’s qualifications to serve as a director and written information regarding the nominee’s background;

•written representations from the nominee agreeing to adhere to various Company corporate and governance policies and other requirements;

•the name and address of the notifying shareholders;

•the number of shares beneficially owned by the notifying shareholder and the nominees;

•such other information concerning each proposed nominee as would be required to be disclosed in a proxy statement soliciting proxies for the election of such nominee as a director in an election contest or that is otherwise required to be disclosed under applicable securities laws;

•information concerning transactions by the notifying shareholder and such person’s related parties involving any securities of the Company, voting agreements or other control or economic interests in the Company within the six-month period prior to the date of the notice;

•a description of agreements or arrangements entered into by the notifying shareholder with the intent to mitigate loss, manage risk or benefit from changes in the stock price or increase or decrease the voting power of the notifying shareholder; and

•a representation that the notifying shareholder is a holder of record of shares of capital stock entitled to vote at the meeting and intends to appear in person or by proxy at the meeting to make the nomination(s).

The advance notice provisions provide that for business to be properly brought before an annual meeting of shareholders by a shareholder, the shareholder must have given timely notice thereof in writing to the Secretary of the
Company, which notification must include:

•a brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting;

•the name and record address of the shareholder proposing the business;

•the number of shares beneficially owned by the shareholder;

•any material interest the shareholder has in such business;

•a description of agreements or arrangements between the notifying shareholder and any other person(s) in connection with the proposal of the business;

•a description of agreements or arrangements entered into by the notifying shareholder with the intent to mitigate loss, manage risk or benefit from changes in the stock price or increase or decrease the voting power of the shareholder; and

•a representation that the notifying shareholder is a holder of record of shares of capital stock entitled to vote at the meeting and intends to appear in person or by proxy at the meeting to propose the business.

The Bylaws provide that to be timely such notification must be given, either by personal delivery or by United States mail, postage prepaid, to, and received by, the Secretary of the Company not later than (x) the close of business on the 90th day, nor earlier than the close of business on the 120th day in advance of the anniversary of the previous year's annual meeting if such meeting is to be held on a day which is not more than 30 days in advance of the anniversary of the previous year's annual meeting or not later than 60 days after the anniversary of the previous year's annual meeting; and (y) with respect to any other annual meeting of shareholders, including in the event that no annual meeting was held in the previous year, not earlier than the close of business on the 120th day prior to the annual meeting and not later than the close of business on the later of: (1) the 90th day prior to the annual meeting and (2) the close of business on the tenth day following the first date of public disclosure of the date of such meeting.

With respect to special meetings of the shareholders, the business that may be brought at the meeting will be limited to that stated in the Company's notice of meeting. If directors to the Board are to be elected pursuant to the Company’s notice of meeting, nominations by a shareholder of persons for election to the Board may be made at the special meeting:

a.by or at the direction of the Board of Directors or any committee thereof; or

b.by any shareholder of the Company who is a shareholder of record at the time the notice is delivered to the secretary of the Company, who is entitled to vote at the meeting and upon such election, and who complies with the notice procedures set forth above (as further described in Article II of the amended Bylaws).

In the event the Company calls a special meeting of shareholders for the purpose of electing one or more directors to the Board, any such shareholder entitled to vote in such election of directors may nominate a person or persons (as the case may be) for election to such position(s) as specified in the Company’s notice of meeting, if such shareholder delivers a shareholder's notice that complies with the requirements of Section 1.02(c) of the amended Bylaws to the secretary of the Company at its principal executive offices not earlier than the close of business on the 120th day prior to such special meeting and not later than the close of business on the later of: (x) the 90th day prior to such special meeting; or (y) the tenth (10th) day following the first date of public disclosure of the date of the special meeting and of the nominees proposed by the Board.

The foregoing description of the amendment to the Company’s Bylaws is qualified in its entirety by reference to the copy of the Amended and Restated Bylaws which is filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 5.08 Shareholder Director Nominations.

After having held its 2020 annual meeting of shareholders in August of last year due to COVID-19, the Company’s Board has determined to return the annual meeting to June, the month in which it has historically been held. In connection therewith, the Board has set the Company’s 2021 Annual Meeting of Shareholders (the “2021 Annual Meeting”) at 8:30 a.m. Central Time on Thursday, June 17, 2021, at 404 Veterans Airpark Lane, Suite 300, Midland, Texas 79705. The Board also set April 12, 2021 as the record date for determining shareholders entitled to receive notice of, and vote at, the 2021 Annual Meeting.

The deadline date regarding receiving a shareholder proposal intended to be considered for inclusion in the Company’s proxy materials for the 2021 Annual Meeting must still be received by the Corporate Secretary at the Company’s principal executive offices at 404 Veterans Airpark Lane, Suite 300, Midland, Texas 79705 on or before the close of business on February 19, 2021. In addition to complying with this deadline, shareholder proposals intended to be considered for inclusion in the Company’s proxy materials for the 2021 Annual Meeting must also comply with the Company’s Bylaws in effect prior to the revisions set forth in item 5.03 above and all applicable rules and regulations promulgated by the SEC under the Securities Exchange Act of 1934, as amended.

In addition, the deadline for any shareholder who intends to submit a proposal regarding a director nomination or who intends to submit a proposal regarding any other matter of business at the 2021 Annual Meeting and does not desire to have the proposal included in the Company’s proxy materials for the 2021 Annual Meeting has changed. Because the 2021 Annual Meeting will be held more than 30 days before the anniversary date of the Company’s 2020 annual meeting of stockholders, the May 5, 2021 deadline set forth in the Company’s 2020 definitive proxy statement filed with the SEC has been reset to March 15, 2021. Thus, a notice of any such nomination or proposal (including certain additional information specified in the Company’s bylaws) that is not to be included in the Company’s 2021 proxy material must be received by the Corporate Secretary at the Company’s principal executive offices on or before the close of business on March 15, 2021.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
3.1	Amended and Restated Bylaws of Natural Gas Services Group, Inc. as of February 4, 2021.

SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NATURAL GAS SERVICES GROUP, INC.

Date:	February 10, 2021
		By:	/s/ Stephen C. Taylor

Stephen C. Taylor
President & Chief Executive Officer